                                                                   Exhibit 24(a)

                                    KEYCORP

                               POWER OF ATTORNEY
                               -----------------

    The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,000,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints Carter B. Chase, James W. Wert, Lee Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed statements and any and all amendments, post-effective registration statements and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.




                                    /s/  Victor J. Riley, Jr.
                                    ------------------------------------------
                                         Victor J. Riley, Jr.
                                         Chairman of the Board,
                                         Chief Executive Officer, and
                                         Director (Principal Executive Officer)

                                    KEYCORP

                               POWER OF ATTORNEY
                               -----------------

    The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,000,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints Carter B. Chase, James W. Wert, Lee Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed statements and any and all amendments, post-effective registration statements and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.




                                    /s/  Robert W. Gillespie
                                    ------------------------------------------
                                         Robert W. Gillespie
                                         Chief Operating Officer and
                                         Director (Principal Operating Officer)

                                    KEYCORP

                               POWER OF ATTORNEY
                               -----------------

    The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,000,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints Carter B. Chase, James W. Wert, Lee Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed statements and any and all amendments, post-effective registration statements and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.




                                    /s/  James W. Wert
                                    ------------------------------------------
                                         James W. Wert
                                         Senior Executive Vice President and
                                         Chief Financial Officer
                                         (Principal Financial Officer)

                                    KEYCORP

                               POWER OF ATTORNEY
                               -----------------

    The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,000,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints Carter B. Chase, James W. Wert, Lee Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed statements and any and all amendments, post-effective registration statements and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.




                                    /s/  Lee G. Irving
                                    ------------------------------------------
                                         Lee G. Irving
                                         Executive Vice President, Treasurer,
                                         and Chief Accounting Officer
                                         (Principal Accounting Officer)

                                    KEYCORP

                               POWER OF ATTORNEY
                               -----------------

    The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,000,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints Carter B. Chase, James W. Wert, Lee Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed statements and any and all amendments, post-effective registration statements and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.




                                    /s/  H. Douglas Barclay
                                    ------------------------------------------
                                         H. Douglas Barclay
                                         Director

                                    KEYCORP

                               POWER OF ATTORNEY
                               -----------------

    The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,000,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints Carter B. Chase, James W. Wert, Lee Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed statements and any and all amendments, post-effective registration statements and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.




                                    /s/  William G. Bares
                                    ------------------------------------------
                                         William G. Bares
                                         Director

                                    KEYCORP

                               POWER OF ATTORNEY
                               -----------------

    The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,000,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints Carter B. Chase, James W. Wert, Lee Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed statements and any and all amendments, post-effective registration statements and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.




                                    /s/  Albert C. Bersticker
                                    ------------------------------------------
                                         Albert C. Bersticker
                                         Director

                                    KEYCORP

                               POWER OF ATTORNEY
                               -----------------

    The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,000,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints Carter B. Chase, James W. Wert, Lee Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed statements and any and all amendments, post-effective registration statements and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.




                                    /s/  Thomas A. Commes
                                    ------------------------------------------
                                         Thomas A. Commes
                                         Director

                                    KEYCORP

                               POWER OF ATTORNEY
                               -----------------

    The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,000,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints Carter B. Chase, James W. Wert, Lee Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed statements and any and all amendments, post-effective registration statements and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.




                                    /s/  Kenneth M. Curtis
                                    ------------------------------------------
                                         Kenneth M. Curtis
                                         Director

                                    KEYCORP

                               POWER OF ATTORNEY
                               -----------------

    The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,000,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints Carter B. Chase, James W. Wert, Lee Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed statements and any and all amendments, post-effective registration statements and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.




                                    /s/  John C. Dimmer
                                    ------------------------------------------
                                         John C. Dimmer
                                         Director

                                    KEYCORP

                               POWER OF ATTORNEY
                               -----------------

    The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,000,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints Carter B. Chase, James W. Wert, Lee Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed statements and any and all amendments, post-effective registration statements and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.




                                    /s/  Henry S. Hemingway
                                    ------------------------------------------
                                         Henry S. Hemingway
                                         Director

                                    KEYCORP

                               POWER OF ATTORNEY
                               -----------------

    The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,000,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints Carter B. Chase, James W. Wert, Lee Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed statements and any and all amendments, post-effective registration statements and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.




                                    /s/  Charles R. Hogan
                                    ------------------------------------------
                                         Charles R. Hogan
                                         Director

                                    KEYCORP

                               POWER OF ATTORNEY
                               -----------------

    The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,000,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints Carter B. Chase, James W. Wert, Lee Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed statements and any and all amendments, post-effective registration statements and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.




                                    /s/  Lawrence A. Leser
                                    ------------------------------------------
                                         Lawrence A. Leser
                                         Director

                                    KEYCORP

                               POWER OF ATTORNEY
                               -----------------

    The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,000,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints Carter B. Chase, James W. Wert, Lee Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed statements and any and all amendments, post-effective registration statements and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.




                                    /s/  Steven A. Minter
                                    ------------------------------------------
                                         Steven A. Minter
                                         Director

                                    KEYCORP

                               POWER OF ATTORNEY
                               -----------------

    The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,000,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints Carter B. Chase, James W. Wert, Lee Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed statements and any and all amendments, post-effective registration statements and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.




                                    /s/  M. Thomas Moore
                                    ------------------------------------------
                                         M. Thomas Moore
                                         Director

                                    KEYCORP

                               POWER OF ATTORNEY
                               -----------------

    The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,000,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints Carter B. Chase, James W. Wert, Lee Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed statements and any and all amendments, post-effective registration statements and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.




                                    /s/  John C. Morley
                                    ------------------------------------------
                                         John C. Morley
                                         Director

                                    KEYCORP

                               POWER OF ATTORNEY
                               -----------------

    The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,000,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints Carter B. Chase, James W. Wert, Lee Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed statements and any and all amendments, post-effective registration statements and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.




                                    /s/  Richard W. Pogue
                                    ------------------------------------------
                                         Richard W. Pogue
                                         Director

                                    KEYCORP

                               POWER OF ATTORNEY
                               -----------------

    The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,000,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints Carter B. Chase, James W. Wert, Lee Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed statements and any and all amendments, post-effective registration statements and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.




                                    /s/  Robert A. Schumacher
                                    ------------------------------------------
                                         Robert A. Schumacher
                                         Director

                                    KEYCORP

                               POWER OF ATTORNEY
                               -----------------

    The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,000,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints Carter B. Chase, James W. Wert, Lee Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed statements and any and all amendments, post-effective registration statements and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.




                                    /s/  Dennis W. Sullivan
                                    ------------------------------------------
                                         Dennis W. Sullivan
                                         Director

                                    KEYCORP

                               POWER OF ATTORNEY
                               -----------------

    The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,000,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints Carter B. Chase, James W. Wert, Lee Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed statements and any and all amendments, post-effective registration statements and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.




                                    /s/  Peter G. Ten Eyck, II
                                    ------------------------------------------
                                         Peter G. Ten Eyck, II
                                         Director

                                    KEYCORP

                               POWER OF ATTORNEY
                               -----------------

    The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, in Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3 or such other form or forms as are applicable) to effect the shelf registration pursuant to Rule 415 of the Securities and Exchange Commission debt, equity, capital securities and warrants to purchase such securities with an aggregate issue price of up to $1,000,000,000 to be issued and sold from time to time in one or more public or private offerings, hereby constitutes and appoints Carter B. Chase, James W. Wert, Lee Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed statements and any and all amendments, post-effective registration statements and any and all amendments, post-effective amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

    IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of March 16, 1995.




                                    /s/  Nancy B. Veeder
                                    ------------------------------------------
                                         Nancy B. Veeder
                                         Director